EXHIBIT 10.3

Confidential portions of this document have been redacted and filed separately with the Commission.

SECOND AMENDMENT TO
VR2 TECHNOLOGY LICENSE AGREEMENT

THIS SECOND AMENDMENT TO VR2 TECHNOLOGY LICENSE AGREEMENT (this “Amendment”) is made and entered into as of this 7th day of November, 2003 (the “Amendment Effective Date”), by and between Overland Storage, Inc., a California corporation, having a place of business at 4820 Overland Avenue, San Diego, CA  92123 (“Overland”), and Storage Technology Corp., a Delaware corporation, having a place of business at One Storage Tek Drive, Louisville, CO 80028 (“StorageTek”).

RECITALS

A.            Overland and StorageTek are parties to that certain VR2  Technology License Agreement, dated effective as of April 27, 2000 (the “Original Agreement”) and whereby, Overland granted a license to StorageTek with respect to the VR2 Intellectual Property, VR2 Intellectual Property Derivatives and know-how of the VR2 Core (as each such capitalized term is defined in the Original Agreement) to develop, make, use, sell and offer for sale tape drive products incorporating application specific integrated circuits embodying such VR2 Intellectual Property, VR2 Intellectual Property Derivatives and know-how of the VR2 Core all as set forth in the Original Agreement.  The Original Agreement was amended by mutual agreement of the parties by that certain Amendment to VR2  Technology License Agreement, as of June 18, 2002 (the “First Amendment”).

B.            StorageTek and Overland have agreed to amend the Original Agreement in several respects and under the terms and conditions herein and specifically relating to changes in the royalty schedule to go into effect for VR2 Compliant Products shipped on or after January 1, 2004.

NOW, THEREFORE, in consideration of the mutual promises, covenants and other terms and conditions contained herein and for other good and valuable consideration, the receipt of which is acknowledged by both parties, the parties agree as follows:

1.             Definitions.           For purposes of this Amendment, any capitalized terms used herein will have the meanings ascribed to such terms or, if no meaning is ascribed herein, such capitalized terms will have the meanings ascribed in the Original Agreement.

2.             Amendment to Section 4.3.   Section 4.3 of the Original Agreement, as amended by the First Amendment, is hereby deleted in its entirety and replaced with the following:

4.3          Royalty.  In consideration for the Core License, for each VR2 Compliant Product sold by StorageTek as part of a tape drive, StorageTek shall pay to Overland a royalty amount for each Channel contained within such VR2 Compliant Product [***] in accordance with the terms and conditions set forth in Exhibit B-1 [***].   StorageTek shall deliver such royalty payments to Overland not later than [***] days after the end of each Quarter during the Term of this Agreement.

3.             No Other Changes.  Except as expressly provided in this Amendment, the Original Agreement remains un-amended and unmodified and in full force and effect.

4.             General. This Amendment contains the entire agreement between the parties with respect to the subject matter hereof and supersedes any prior agreements, negotiations, or representations between the parties with respect to the subject matter hereof, whether written or oral.  This Amendment may be modified only by a subsequent written agreement signed by the parties.  If any provision of this Amendment is held to be unenforceable, the remaining provisions will continue unaffected.

5.             Governing Law.   This Amendment will be governed in all respects solely and exclusively by the laws of the State of California, U.S.A. without regard to conflict of law principles.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their duly authorized representatives as of the Amendment Effective Date.

Overland Storage, Inc.:		Storage Technology Corp.:

By:	/s/ Vernon A. LoForti	By:	/s/ Chris Durkeee
	Vernon A. LoForti	Chris Durkeee
Vice President and Chief Financial Officer		Contracts Administrator Sr. Consultant

EXHIBIT B-1

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(1) [***].

(2) [***].